Exhibit 10(2)(e)


INTERNAL REVENUE SERVICE                       DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
G.P.O.  BOX 1680
BROOKLYN, NY. 11202                            Employer Identification Number:
                                                    01-2297859
                                               File Folder Number:
Date:  FEB 16 1993                                  113021188
                                               Person to Contact:
                                                    SANDRA JORDAN
TYCO LABORATORIES INC.                         Contact Telephone Number:
ONE TYCO PARK                                       (617) 565-7805
EXETER, NH 03833                               Plan Name:
                                                MUELLER COMPANY DECATUR PLANT
                                                 RETIREMENT SAVINGS AND INV PLAN
                                               Plan Number: 027


Dear Applicant:

     We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

     Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-1(b)(3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

     The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

     This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

     This determination is subject to your adoption of the proposed amendments submitted in your letter dated January 12, 1993. The proposed amendments should be adopted on or before the date prescribed by the regulations under Code section 901(b).

     This plan applies only to employees who can retire and obtain benefits during the term for which it is drawn; no other employees are considered covered. Therefore, the provisions of Code section 404 will be applied only to covered employees.

     This determination letter is also applicable for the amendment(s) adopted on August 14, 1992.

     This determination letter is applicable for the plan adopted on September 23, 1991.

     This letter does not constitute a determination that your plan satisfies the requirements of Code section 401(a)(26).

     This letter is based upon the certification and demonstrations you sub-


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TYCO LABORATORIES INC.


mitted pursuant to Revenue Procedure 91-66. Therefore, the certification and demonstrations are considered an integral part of this letter. Accordingly, YOU MUST KEEP A COPY OF THESE DOCUMENTS AS A PERMANENT RECORD OR YOU WILL NOT BE ABLE TO RELY ON THE ISSUES DESCRIBED IN REVENUE PROCEDURE 91-66.

     The information on the enclosed addendum is an integral part of this determination. Please be sure to read and keep it with this letter.

     We have sent a copy of this letter to your representative as indicated in the power of attorney.

     If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                        Sincerely yours,

                                        /s/ Thomas E. Grace

                                        Thomas E. Grace
                                        Acting District Director

Enclosures:
Publication 794
PW8A 515
Addendum


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                                    -3-

TYCO LABORATORIES INC.


This plan also satifies the requirements of Code section 401(a)(31).